UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 18, 2014
Facebook, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001- 35551	20-1665019

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1601 Willow Road
Menlo Park, California	94025

(Address of Principal Executive Offices)	(Zip Code)

(650) 543-4800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 23, 2014, Facebook, Inc. ("Facebook") issued a press release and will hold a conference call regarding its financial results for the quarter ended March 31, 2014. A copy of the press release is furnished as Exhibit 99.1 to this report.
The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Facebook is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the nearest comparable GAAP financial measures is contained in the attached Exhibit 99.1 press release.
Facebook uses the investor.fb.com website, and intends to also use Mark Zuckerberg's Facebook Page (https://www.facebook.com/zuck), as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2014, David A. Ebersman informed Facebook of his intention to resign from his position as Chief Financial Officer. Mr. Ebersman’s resignation will be effective June 1, 2014, and thereafter Mr. Ebersman will remain with Facebook through September, working on transition matters and other projects.

Facebook’s board of directors has appointed David M. Wehner, Facebook’s Vice President, Corporate Finance and Business Planning, as Chief Financial Officer effective June 1, 2014, to replace Mr. Ebersman. Mr. Wehner has served as Facebook’s Vice President, Corporate Finance and Business Planning since November 2012. From August 2010 through November 2012, Mr. Wehner served as Chief Financial Officer of Zynga Inc. From February 2001 to July 2010, Mr. Wehner was employed at Allen & Company, an investment bank focused on media and technology where he served as a Managing Director from November 2006 to July 2010, and a director from December 2005 to November 2006. Mr. Wehner holds a B.S. in Chemistry from Georgetown University, and a M.S. in Applied Physics from Stanford University.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press release dated April 23, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACEBOOK, INC.

Date:	April 23, 2014	By:	/s/ Colin S. Stretch
Name: Colin S. Stretch
Title: Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit Number	Exhibit Title or Description
99.1	Press release dated April 23, 2014